MORGAN STANLEY DEAN WITTER REAL ESTATE FUND
                                 Two World Trade Center New York, New York 10048

LETTER TO THE SHAREHOLDERS November 30, 1999

DEAR SHAREHOLDER:

Morgan Stanley Dean Witter Real Estate Fund commenced operations on April 28, 1999. The Fund, which seeks to provide high current income and long-term capital appreciation, is sub-advised by Morgan Stanley Dean Witter Investment Management Inc.

MARKET OVERVIEW

Since the Fund's inception, the real estate investment trust (REIT) market has dramatically underperformed the broader equity market. As a result of this year's declines, REITs are currently trading at more than a 15 percent discount to the underlying value of their assets. Despite the attractive arbitrage between valuations in the public versus private real estate markets, it has become clear that there is very little interest in the real estate sector at this time. (The sub-advisor defines arbitrage as a pricing discrepancy between prices of actual properties in the private real estate markets versus the implied pricing of properties owned by public companies based on their share price.) In addition, there has been continued pressure from selling by retail investors as year-to-date net mutual fund outflows stand at $1.2 billion.

The prices of public real estate securities have continued to decline despite favorable activity in the underlying real estate markets. Generally, real estate markets remain in equilibrium in that continued strong levels of demand serve to mute any serious threat of oversupply. This strength has been evidenced throughout the year as public companies have continued to report strong same-property cash-flow growth and correspondingly strong growth in asset value per share. The Fund's sub-advisor continues to anticipate a moderating of this growth, primarily a result of smaller re-leasing spreads when expiring (lower priced) leases are rolled to market rents and of an anticipated slowing in the U.S. economy. The attractiveness of the real estate market has been evidenced by a continuing flow of capital from private real estate investors.

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

Perhaps the best evidence of the arbitrage opportunity was a series of announcements of leveraged buyouts throughout the year in which private real estate investors bought public companies trading at significant discounts to asset value. Starting in the multifamily apartment sector with leveraged buyouts of Irvine Apartment Communities and Berkshire Realty (and followed later in the year by Walden Residential), the activity spread first to the hotel sector with the leveraged buyout of Sunstone Hotels and then to the retail sector with the leveraged buyout of Cadillac Fairview. Although there were no leveraged buyouts completed in the office sector, there continue to be rumors with regard to several of the companies trading at the largest discounts to their asset value.

Further evidence of favorable arbitrage is the pervasive adoption of share buyback programs. Instead of buying or developing properties, companies are effectively utilizing retained cashflow to fund share buybacks to purchase real estate in the cheapest manner (by buying their stock that trades at a discount to the private real estate value). Through the third quarter of 1999, more than 50 companies authorized share buyback programs and purchased in excess of $1 billion of stock, representing more than 2 percent of their equity capitalization. A number of companies sold assets in order to fund their share buyback program.

PERFORMANCE

For the period from inception through November 30, 1999, Morgan Stanley Dean Witter Real Estate Fund's Class B shares produced a total return of -12.27 percent. During the same period, the National Association of Real Estate Investment Trusts Equity Index returned -10.56 percent. The Fund's Class A, C and D shares returned -11.88 percent, -12.29 percent and -11.69 percent, respectively. (The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.) The accompanying chart compares the Fund's performance to that of the NAREIT index.

The initial negative impact on performance resulting from investing the Fund's assets in REITs during their rally in April has continued to prove a drag on the Fund's return relative to its benchmark indexes.

PORTFOLIO STRATEGY

The overall strategy of the Fund is to provide investors with diversified exposure to the U.S. real estate market at prices comparable to or better than the direct market through the purchase of real estate securities, primarily REITs. Aside from attempting to provide this broad exposure at the most attractive

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND prices, the Fund will generally overweight real estate markets in the favorable phase of their supply-demand cycle. Given that the U.S. real estate market has entered the equilibrium phase of its cycle, the Fund generally is focused on being overweighted in companies that own properties in the more supply-constrained markets, particularly in urban and in-fill markets.

Currently, the Fund remains overweighted in the residential sector, with a geographic emphasis in the Pacific, East Coast and mid-Atlantic regions. The Fund also remains overweighted in the office sector, with a focus on central business district locations. The Fund is market weighted in owners of retail properties but has increased its weighting in owners of high-end enclosed regional malls and reduced its exposure to grocery-anchored shopping centers. The Fund remains underweighted in the hotel sector, because its sub-advisor remains cautious with regard to the potential for oversupply and a slowdown in the U.S. economy. Finally, the Fund remains underweighted in the health-care sector despite continued declines in these stocks, as the sub-advisor believes that the sector is still being negatively repriced in the private markets.

LOOKING AHEAD

Unfortunately, as we near the end of a disappointing year, REITs may face the additional negative technical pressure of year-end tax-loss selling and the beginnings of the maturity for many unit investment trusts (although each may be somewhat mitigated by an increased level of share buybacks). The Fund's sub-advisor anticipates that the offering calendar will remain dormant as a result of weak pricing, the lack of significant demand from institutional buyers and the propensity of investors to pummel companies that issue equity. If current pricing persists, the sub-advisor believes that the market will see a continuing trend of real estate moving from public into private hands. The sub-advisor also anticipates a modest shrinking of the net equity base as a result of leveraged buyouts and larger share repurchase programs.

The Fund's sub-advisor continues to monitor the real estate markets carefully, as most facilities are at historically high occupancy levels and a slowdown in the U.S. economy could put pressure on occupancy rates if there is not a similar reduction in the new supply of properties. However, the current valuation level for real estate securities, at more than a 15 percent discount to asset value combined with an active private real estate market, leads the sub-advisor to remain optimistic that REITs can return to a path of previous historical trend returns. Finally, the real estate sector continues to offer investors diversification benefits within their balanced portfolios.

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

We appreciate your ongoing support of Morgan Stanley Dean Witter Real Estate Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

FUND PERFORMANCE November 30, 1999



   GROWTH OF $10,000
   ($ in Thousands)
[LINE GRAPH]

                                     CLASS A             CLASS B             CLASS C             CLASS D             NAREIT
                                     -------             -------             -------             -------             ------
April 28, 1999                     $ 9475.00          $ 10000.00          $ 10000.00          $ 10000.00          $ 10000.00
April 30, 1999                       9522.00            10050.00            10050.00            10050.00            10082.00
May 31, 1999                         9655.00            10190.00            10190.00            10190.00            10304.00
June 30, 1999                        9608.00            10127.00            10126.00            10154.00            10137.00
July 31, 1999                        9216.00             9715.00             9714.00             9741.00             9814.00
August 31,1999                       9140.00             9624.00             9623.00             9660.00             9690.00
September 30, 1999                   8745.00             9201.00             9198.00             9240.00             9322.00
October 31, 1999                     8543.00             8977.00             8985.00             9036.00             9092.00
November 30, 1999                    8349.00             8342.00             8685.00             8831.00             8944.00

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                CLASS A SHARES**
------------------------------------------------
PERIOD ENDED 11/30/99
--------------------------
Since Inception (4/28/99)   (11.88)(1) (16.51)(2)

                CLASS C SHARES++
------------------------------------------------
PERIOD ENDED 11/30/99
--------------------------
Since Inception (4/28/99)   (12.29)(1) (13.15)(2)

                CLASS B SHARES+
------------------------------------------------
PERIOD ENDED 11/30/99
--------------------------
Since Inception (4/28/99)   (12.27)(1) (16.58)(2)

                CLASS D SHARES#
------------------------------------------------
PERIOD ENDED 11/30/99
--------------------------
Since Inception (4/28/99)   (11.69)(1)

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on November 30,
     1999.
(4)  The NAREIT Equity Index. Real estate securities are
     represented by the NAREIT Equity Index, which is an
     unmanaged benchmark of real estate investment trusts
     compiled by the National Association of Real Estate
     Investment Trust. Real estate stocks will fluctuate with
     changes in the values of their underlying properties.
*    For periods of less than one year, the fund quotes its total return on a non-annualized basis.
**   The maximum front-end sales charge for Class A is 5.25%.
+    The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
++   The maximum contingent deferred sales charge for Class C
     shares is 1% for shares redeemed within one year of
     purchase.
#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS November 30, 1999


NUMBER OF
 SHARES                                        VALUE
-------------------------------------------------------
            COMMON STOCKS (99.3%)
            REIT - Diversified (3.5%)
  85,700    Meditrust Corp. (Paired
             Stock).......................  $   562,406
  23,200    Rouse Co. (The)...............      508,950
  11,100    Security Capital Group Inc.
             (Class B)*...................      134,587
  41,600    Vornado Realty Trust..........    1,313,000
                                            -----------
                                              2,518,943
                                            -----------
            REIT - Industrial/Office
             (34.6%)
 161,400    Arden Realty, Inc. ...........    3,106,950
  71,700    Boston Properties, Inc. ......    2,030,006
 293,700    Brookfield Properties Corp.
             (Canada).....................    2,759,477
 113,500    CarrAmerica Realty Corp. .....    2,355,125
   4,300    Cornerstone Properties,
             Inc. ........................       59,394
   5,500    Duke Realty Investments,
             Inc. ........................      101,750
   8,900    EastGroup Properties, Inc. ...      154,637
 187,200    Equity Office Properties
             Trust........................    4,106,700
 150,600    Great Lakes REIT, Inc. .......    2,193,113
  21,600    Mack-Cali Realty Corp. .......      533,250
  24,900    Prentiss Properties Trust.....      504,225
 195,500    ProLogis Trust................    3,555,656
  12,600    PS Business Parks, Inc. ......      274,050
  27,200    Spieker Properties, Inc. .....      952,000
 154,900    TrizecHahn Corp. (Canada).....    2,546,169
                                            -----------
                                             25,232,502
                                            -----------
            REIT - Lodging/Resorts (8.2%)
 171,000    Host Marriot Corp. ...........    1,592,438
   7,332    Interstate Hotels Corp.*......       24,746
 170,293    Starwood Hotels & Resorts
             Worldwide, Inc. .............    3,799,663
 214,300    Wyndham International, Inc.
             (Class A)*...................      602,719
                                            -----------
                                              6,019,566
                                            -----------
            REIT - Residential (27.9%)
  30,900    Amli Residential Properties
             Trust........................      658,556



NUMBER OF
 SHARES                                        VALUE
-------------------------------------------------------
  31,400    Apartment Investment &
             Management Co. (Class A).....  $ 1,167,688
 105,300    Archstone Communities Trust...    2,112,581
 162,400    Avalonbay Communities,
             Inc. ........................    5,257,700
  42,900    Charles E. Smith Residential
             Realty, Inc. ................    1,394,250
 114,100    Chateau Communities, Inc. ....    2,966,600
  28,700    Equity Residential Properties
             Trust........................    1,153,381
 125,100    Essex Property Trust, Inc. ...    4,057,931
  67,500    Manufactured Home Communities,
             Inc. ........................    1,598,906
                                            -----------
                                             20,367,593
                                            -----------
            REIT - Retail (21.0%)
 204,500    Burnham Pacific Properties,
             Inc. ........................    2,006,656
  44,800    Federal Realty Investment
             Trust........................      806,400
 148,700    Pan Pacific Retail Properties,
             Inc. ........................    2,527,900
 114,300    Regency Realty Corp. .........    2,314,575
 145,900    Simon Property Group, Inc. ...    3,401,294
 293,100    Taubman Centers, Inc. ........    3,187,463
  41,500    Urban Shopping Centers,
             Inc. ........................    1,071,219
                                            -----------
                                             15,315,507
                                            -----------
            REIT - Storage (4.1%)
  57,700    Public Storage, Inc. .........    1,316,281
  76,100    Shurgard Storage Centers, Inc.
             (Class A)....................    1,697,981
                                            -----------
                                              3,014,262
                                            -----------
            TOTAL COMMON STOCKS
            (Identified Cost
            $84,781,692)..................   72,468,373
                                            -----------

            RIGHTS (0.0%)
 226,100    Wyndham International,
             Inc.*........................      --
                                            -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

PRINCIPAL
AMOUNT IN
THOUSANDS                                     VALUE
-------------------------------------------------------
            SHORT-TERM INVESTMENT (1.1%)
            REPURCHASE AGREEMENT
$    836    The Bank of New York
             5.375% due 12/01/99
             (dated 11/30/99; proceeds
             $836,373)(a)
             (Identified Cost $836,249)...  $   836,249
                                            -----------

TOTAL INVESTMENTS
(Identified Cost
$85,617,941)(b)..................    100.4%      73,304,622

LIABILITIES IN EXCESS OF
OTHER ASSETS.....................     (0.4)        (300,264)
                                     -----      -----------

NET ASSETS.......................    100.0%     $73,004,358
                                     =====      ===========

---------------------
 *  Non-income producing security.

(a) Collateralized by $15,253 U.S. Treasury Bond 5.25% due 02/15/29 valued at $13,167 and $3,505,438 U.S. Treasury Note 0.00% due 11/15/21 valued at
    $839,658.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $104,168 and the aggregate gross unrealized depreciation is $12,417,487, resulting in net unrealized depreciation of $12,313,319.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1999
ASSETS:
Investments in securities, at value
 (identified cost $85,617,941)..............................  $ 73,304,622
Receivable for:
    Shares of beneficial interest sold......................       141,029
    Dividends...............................................       111,060
    Investment sold.........................................        17,327
Deferred offering costs.....................................        72,176
Prepaid expenses and other assets...........................         5,746
                                                              ------------
    TOTAL ASSETS............................................    73,651,960
                                                              ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       376,204
    Investment management fee...............................        66,793
    Plan of distribution fee................................        62,851
Offering costs..............................................        70,380
Accrued expenses and other payables.........................        71,374
                                                              ------------
    TOTAL LIABILITIES.......................................       647,602
                                                              ------------
    NET ASSETS..............................................  $ 73,004,358
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $ 85,308,566
Net unrealized depreciation.................................   (12,313,319)
Undistributed net investment income.........................       113,624
Net realized loss...........................................      (104,513)
                                                              ------------
    NET ASSETS..............................................  $ 73,004,358
                                                              ============
CLASS A SHARES:
Net Assets..................................................    $5,634,266
Shares Outstanding (unlimited authorized, $.01 par value)...       652,548
    NET ASSET VALUE PER SHARE...............................         $8.63
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........         $9.11
                                                              ============
CLASS B SHARES:
Net Assets..................................................   $59,645,259
Shares Outstanding (unlimited authorized, $.01 par value)...     6,917,798
    NET ASSET VALUE PER SHARE...............................         $8.62
                                                              ============
CLASS C SHARES:
Net Assets..................................................    $7,698,454
Shares Outstanding (unlimited authorized, $.01 par value)...       892,643
    NET ASSET VALUE PER SHARE...............................         $8.62
                                                              ============
CLASS D SHARES:
Net Assets..................................................       $26,379
Shares Outstanding (unlimited authorized, $.01 par value)...         3,052
    NET ASSET VALUE PER SHARE...............................         $8.64
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

STATEMENT OF OPERATIONS
For the period April 28, 1999* through November 30, 1999
NET INVESTMENT INCOME:
INCOME
Dividends (net of $9,664 foreign withholding tax)...........  $  2,529,824
Interest....................................................       127,921
                                                              ------------

    TOTAL INCOME............................................     2,657,745
                                                              ------------

EXPENSES
Investment management fee...................................       491,882
Plan of distribution fee (Class A shares)...................         9,874
Plan of distribution fee (Class B shares)...................       394,304
Plan of distribution fee (Class C shares)...................        57,216
Offering costs..............................................       105,824
Transfer agent fees and expenses............................        61,582
Professional fees...........................................        52,100
Registration fees...........................................        27,552
Shareholder reports and notices.............................        10,909
Custodian fees..............................................         9,819
Trustees' fees and expenses.................................         5,543
Other.......................................................         1,384
                                                              ------------

    TOTAL EXPENSES..........................................     1,227,989
                                                              ------------

    NET INVESTMENT INCOME...................................     1,429,756
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments............................      (395,281)
Capital gain distributions received.........................       290,768
                                                              ------------

    NET REALIZED LOSS.......................................      (104,513)
                                                              ------------
Net unrealized depreciation.................................   (12,313,319)
                                                              ------------

    NET LOSS................................................   (12,417,832)
                                                              ------------

NET DECREASE................................................  $(10,988,076)
                                                              ============

---------------------

* Commencement of operations.
        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                              FOR THE PERIOD
                                                              APRIL 28, 1999*
                                                                 THROUGH
                                                              NOVEMBER 30, 1999
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................    $  1,429,756
Net realized loss...........................................        (104,513)
Net unrealized depreciation.................................     (12,313,319)
                                                                ------------

    NET DECREASE............................................     (10,988,076)
                                                                ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares..............................................        (142,441)
Class B shares..............................................      (1,182,548)
Class C shares..............................................        (164,052)
Class D shares..............................................            (624)
                                                                ------------

    TOTAL DIVIDENDS.........................................      (1,489,665)
                                                                ------------

Net increase from transactions in shares of beneficial
 interest...................................................      85,382,099
                                                                ------------

    NET INCREASE............................................      72,904,358

NET ASSETS:
Beginning of period.........................................         100,000
                                                                ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $113,624)...............................................    $ 73,004,358
                                                                ============

---------------------

* Commencement of operations.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS November 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Real Estate Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide high current income and long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of companies that are principally engaged in the U.S. real estate industry, including real estate investment trusts. The Fund was organized as a Massachusetts business trust on November 23, 1998 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on April 28, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. OFFERING COSTS -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $178,000, which will be reimbursed for the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of approximately one year or less from the commencement of operations.

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and
(iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, Sub-Advisor and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $4,551,718 at November 30, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended November 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended November 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $3,274, $100,905 and $14,574, respectively and received $22,069 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended November 30, 1999 aggregated $105,380,672 and $19,874,250, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE PERIOD
                                                                  APRIL 28, 1999*
                                                                      THROUGH
                                                                 NOVEMBER 30, 1999
                                                              ------------------------
                                                                SHARES       AMOUNT
                                                              ----------   -----------
CLASS A SHARES
Sold........................................................   1,018,402   $ 9,991,037
Reinvestment of dividends...................................      12,614       119,098
Redeemed....................................................    (380,968)   (3,512,632)
                                                              ----------   -----------
Net increase - Class A......................................     650,048     6,597,503
                                                              ----------   -----------
CLASS B SHARES
Sold........................................................   7,905,926    78,867,679
Reinvestment of dividends...................................      93,767       883,747
Redeemed....................................................  (1,084,395)   (9,987,438)
                                                              ----------   -----------
Net increase - Class B......................................   6,915,298    69,763,988
                                                              ----------   -----------
CLASS C SHARES
Sold........................................................   1,178,369    11,769,700
Reinvestment of dividends...................................      15,030       142,127
Redeemed....................................................    (303,256)   (2,869,650)
                                                              ----------   -----------
Net increase - Class C......................................     890,143     9,042,177
                                                              ----------   -----------
CLASS D SHARES
Sold........................................................     986,391     9,768,008
Reinvestment of dividends...................................          66           624
Redeemed....................................................    (985,905)   (9,790,201)
                                                              ----------   -----------
Net decrease - Class D......................................         552       (21,569)
                                                              ----------   -----------
Net increase in Fund........................................   8,456,041   $85,382,099
                                                              ==========   ===========

---------------------
* Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At November 30, 1999, the Fund had a net capital loss carryover of approximately $71,000 which will be available through November 30, 2007 to offset future capital gains to the extent provided by regulations.

As of November 30, 1999, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to nondeductible expenses. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and undistributed net investment income was credited $173,533.

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                                       FOR THE PERIOD APRIL 28, 1999*
                                                                         THROUGH NOVEMBER 30, 1999**
                                                              -------------------------------------------------
                                                              CLASS A       CLASS B       CLASS C       CLASS D
                                                              SHARES        SHARES        SHARES        SHARES
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................  $10.00         $10.00       $10.00        $10.00
                                                              ------         ------       ------        ------
Income (loss) from investment operations:
 Net investment income (loss)...............................    0.21           0.16         0.16          0.15
 Net realized and unrealized loss...........................   (1.38)         (1.37)       (1.38)        (1.30)
                                                              ------         ------       ------        ------
Total loss from investment operations.......................   (1.17)         (1.21)       (1.22)        (1.15)
                                                              ------         ------       ------        ------
Less dividends from net investment income...................   (0.20)         (0.17)       (0.16)        (0.21)
                                                              ------         ------       ------        ------
Net asset value, end of period..............................  $ 8.63         $ 8.62       $ 8.62        $ 8.64
                                                              ======         ======       ======        ======
TOTAL RETURN+(1)............................................  (11.88)%       (12.27)%     (12.29)%      (11.69)%

RATIOS TO AVERAGE NET ASSETS(2)(3):
Expenses....................................................    1.81%          2.56%        2.56%         1.56%
Net investment income.......................................    3.59%          2.84%        2.84%         3.84%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $5,634        $59,645       $7,698           $26
Portfolio turnover rate.....................................      27%            27%          27%           27%

---------------------
 *  Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER REAL ESTATE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Real Estate Fund (the "Fund") at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period April 28, 1999 (commencement of operations) through November 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
January 13, 2000
      --------------------------------------------------------------------

                      1999 FEDERAL TAX NOTICE (unaudited)

         During the fiscal year ended November 30, 1999, 100% of the income dividends qualified for the dividends received deduction available to corporations.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

Morgan Stanley Dean Witter
Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

MORGAN STANLEY
DEAN WITTER
REAL ESTATE FUND

Annual Report
November 30, 1999